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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 1, 2003

                             Computer Horizons Corp.
             (Exact name of registrant as specified in its charter)


New York                             0-7282                  13-2638902
(State or other jurisdiction        (Commission              IRS Employer
of incorporation or organization)   File Number)             Identification No.)

                            49 Old Bloomfield Avenue
                  Mountain Lakes, New Jersey         07046-1495
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (973) 299-4000


          (Former name or former address, if changed since last report)


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ITEM 5 - OTHER EVENTS AND REQUIRED FD DISCLOSURE


       1. On August 1, 2003, Computer Horizons Corp. (the "Company") issued a press release announcing that Aquent LLC had deferred its meeting with the Company scheduled for August 1, 2003.


ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (a) Not applicable.

       (b) Not applicable.

       (c) Exhibits

              99.1 Press Release of Computer Horizons Corp. (the "Company") dated August 1, 2003 announcing that Aquent LLC had deferred its meeting with the Company scheduled for August 1, 2003.





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                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereto duly authorized.

Dated:   August 1, 2003


                                    COMPUTER HORIZONS CORP.



                                    By: /s/ WILLIAM J. MURPHY
                                        ---------------------------------------
                                        William J. Murphy
                                        Chief Executive Officer and President





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